EXHIBIT 10.1
                                                                    ------------

          FIRST AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT

         This FIRST AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT (this "First Amendment") is made as of April 26, 2007, by and among RONHOW, LLC, a Georgia limited liability company, (the "Subordinated Creditor" or "Subordinated Lender"), HAROLD'S STORES, INC., an Oklahoma corporation (the "Parent"), HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation, HAROLD'S DIRECT, INC., an Oklahoma corporation, HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership, HAROLD'S OF JACKSON, INC., a Mississippi corporation, THE CORNER PROPERTIES, INC., an Oklahoma corporation, HAROLD'S DBO, INC., a Texas corporation, HAROLD'S LIMITED PARTNERS, INC., an Oklahoma corporation, and HSTX, INC., a Texas corporation (each, individually, a "Guarantor" and collectively the "Guarantors"), and WELLS FARGO RETAIL FINANCE II, LLC, as agent (the "Agent") and lender (together with any other lenders under the Senior Loan Agreement as defined below, collectively the "Lender"; the Agent, the Lender, and their respective successors, transferees, and assigns, being herein sometimes collectively referred to as the "Senior Creditor").

                                    RECITALS:

         WHEREAS, Parent, certain of the Guarantors, and Wells Fargo Retail Finance II, LLC, as Agent and Lender, have entered into that certain Loan and Security Agreement, dated as of February 5, 2003, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of July 10, 2003, Amendment No. 2 to Loan and Security Agreement, dated as of April 29, 2004, Amendment No. 3 to Loan and Security Agreement, dated as of January 24, 2006, Amendment No. 4 to Loan and Security Agreement, dated as of June 1, 2006, Amendment No. 5 to Loan and Security Agreement, dated as of August 31, 2006, and Amendment No. 6 to Loan and Security Agreement, dated as of the date hereof (as further amended, modified, supplemented, extended or restated from time to time, the "Senior Loan Agreement"), pursuant to which, among other things, the Lender has agreed, subject to the terms and conditions set forth in the Senior Loan Agreement, to make certain loans and financial accommodations to the Parent and certain of the Guarantors, which loans and financial accommodations are secured by the Senior Security Documents (as defined in the Subordination Agreement); and


         WHEREAS, the Subordinated Creditor and the Parent have entered into that certain Subordinated Loan Agreement, dated as of August 31, 2006 (as amended, restated, supplemented or otherwise modified from time to time, "Subordinated Loan Agreement"), and the Guarantors have guaranteed the obligations of the Parent thereunder in favor of the Subordinated Creditor pursuant to the Subordinated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, "Subordinated Guaranty"). The Subordinated Loan Agreement and the Subordinated Guaranty are secured by the Subordinated Security Documents (as defined in the Subordination Agreement); and

         WHEREAS, as an inducement to Lender to consent to the Subordinated Loan Agreement, Subordinated Creditor agreed to subordinate all obligations, liabilities and

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indebtedness of Parent to Subordinated Creditor pursuant to that certain
Subordination and Intercreditor Agreement, dated as of August 31, 2006 (the "Subordination Agreement"); and

         WHEREAS, Parent, Guarantors, and Subordinated Creditor desire to amend certain provisions of the Subordinated Loan Agreement, Subordinated Guaranty and Subordinated Security Documents and to amend and restate in its entirety the Subordinated Note (as defined in the Subordination Agreement) and Senior Creditor gives its prior written consent to the same herein as required by
Section 3.2 of the Subordination Agreement; and

         WHEREAS, Parent, Guarantors, Senior Creditor and Subordinated Creditor desire to amend certain provisions of the Subordination Agreement in connection with the modifications to the Subordinated Loan Agreement, Subordinated Note, Subordinated Guaranty and Subordinated Security Documents;

         NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this First Amendment, Parent, Guarantors, Senior Creditor and Subordinated Creditor hereby agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Subordination Agreement.

         SECTION 2. AMENDMENTS.

         A. Section 1 of the Subordination Agreement is hereby amended by deleting the definitions of "Permitted Subordinated Debt Payments" and "Subordinated Note" appearing therein in their entirety and replacing the same with the following:

                           "PERMITTED SUBORDINATED DEBT PAYMENTS" means scheduled monthly payments of accrued but unpaid interest at the rates set forth in the Subordinated Note (including interest at the default rate to the extent then applicable) and payments on a scheduled monthly payment date of any accrued interest that remains unpaid due to application of this Agreement; provided, however, until such time as the aggregate amount of interest accruing from and after March 1, 2007, under the Subordinated Note equals $1,000,000, the accrued interest under the Subordinated Note shall be added to the principal balance thereof in lieu of cash payment of such accrued interest by Parent.

                           "SUBORDINATED NOTE" shall mean that certain Amended and Restated Subordinated Secured Promissory Note, dated as of April 26, 2007, made by Parent to the order of Subordinated Creditor, in the face principal amount of $12,000,000, as the same may be amended, modified, restated and supplemented from time to time.

         B. Section 2.3(d) of the Subordination Agreement is hereby amended by amending and restating such subpart in its entirety as follows:

                           (d) Notwithstanding the provisions of Section 2.3(a) preceding and irregardless of an occurrence and continuation of any Senior Default, Subordinated Creditor may receive and retain the following deemed payments in respect of the

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         Subordinated Debt so long as such payments do not involve any cash payment by any Obligor to, or for the benefit of, Subordinated
         Creditor: (i) the payment of Subordinated Debt deemed to be made upon conversion of all, or a portion of, the Subordinated Debt into common stock (as defined in the Senior Loan Agreement) of Parent, the Series 2006-B Preferred Stock of Parent, the Series 2007-A Senior Preferred Stock of Parent, the Series 2007-B Senior Preferred Stock of Parent or any other preferred stock of Parent if the terms of such preferred stock have been approved by Senior Creditor; and (ii) the payment of Subordinated Debt deemed to be made as a result of an additional advance of Subordinated Debt for the account of Parent as a result of Parent's failure to make a scheduled interest payment in respect of the Subordinated Debt when due and payable.

         C. Section 2.6(b) of the Subordination Agreement is hereby amended by amending and restating such subpart in its entirety as follows:

                           (b) Senior Creditor and Subordinated Creditor agree that, until the indefeasible payment in full in cash of all Senior Debt and all lending commitments under the Senior Debt Documents have been terminated, Senior Creditor shall (i) hold or control all of the collateral for the Senior Debt or the Subordinated Debt as to which the security interest therein is perfected by obtaining possession, dominion and control, recordation of collateral assignment with an insurer, or recordation of a mortgage with the Library of Congress, as applicable, of such collateral (the "Controlled Collateral") and (ii) for so long as the Controlled Collateral forms a part of the collateral for the Subordinated Debt, Senior Creditor shall be deemed to hold or control all of the Controlled Collateral pledged to the Subordinated Creditor pursuant to the Subordinated Loan Documents as agent, bailee or otherwise for the benefit of Senior Creditor and Subordinated Creditor for the limited purpose of perfecting the rights of Subordinated Creditor in and to the Controlled Collateral pursuant to the Subordinated Loan Documents. In the event that the Senior Debt is indefeasibly paid in full in cash and all lending commitments under the Senior Debt Documents have been terminated in accordance with the Senior Debt Documents, the Senior Creditor (a) will deliver such Controlled Collateral possessed by it to the Subordinated Creditor to the extent permitted by governing law and (b) upon Subordinated Creditor's request and at Subordinated Creditor's sole cost and expense, will assign (without representation, warranty or recourse) to Subordinated Creditor all of Senior Creditor's rights and interests under (i) any bailee agreement, collateral assignment, mortgage or similar agreements related to the Controlled Collateral in each instance to the extent permitted under applicable law and Senior Creditor's agreements with applicable third-parties, including, without limitation, any deposit account control agreements to the extent for the benefit of Senior Creditor and relating solely to the deposit accounts of Parent or Guarantors and (ii) any landlord waiver or agreement, third-party processor agreement, mortgagee waiver or agreement, warehouseman agreement or freight forwarder agreement in each instance to the extent permitted under applicable law and Senior Creditor's agreements with applicable third-parties. None of the foregoing provisions shall limit the ability of Senior Creditor to transfer (including pursuant to a Permitted Refinancing), release, adjust, foreclose,

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         compromise or terminate its rights under or with respect to the Senior
         Debt, the Senior Debt Documents or any collateral related thereto or provided thereunder at the sole option of Senior Creditor. In the event that the Senior Debt is indefeasibly paid in full in cash and all lending commitments under the Senior Debt Documents have been terminated in accordance with the Senior Debt Documents and until such time as the Subordinated Debt has been indefeasibly paid in full in cash and all lending commitments under the Subordinated Debt Documents have been terminated, any Distribution or other asset of the Parent or any of the Guarantors received by Senior Creditor pursuant to the Senior Security Documents shall be held by the Senior Creditor in trust for the benefit of the Subordinated Creditor, and shall be promptly paid over to the Subordinated Creditor. Any provision to the contrary contained elsewhere in this Agreement notwithstanding, Senior Creditor shall not have any duties or responsibilities to act for or in the interest of Subordinated Creditor, nor shall Senior Creditor have or be deemed to have any fiduciary relationship with Subordinated Creditor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Senior Creditor; it being expressly understood and agreed that the use of the word "agent" is for convenience only, that Senior Creditor is merely providing an accommodation to Subordinated Creditor for purposes of assisting in the perfection of certain liens and security interests in the Controlled Collateral and certain other assets granted to Subordinated Creditor pursuant to the Subordinated Debt Documents. Senior Creditor shall have no obligation to obtain or maintain possession or dominion over all or any portion of the Controlled Collateral or to maintain any control agreement, access arrangement or other agreement, and Senior Creditor may elect at any time to forego such possession or dominion or release its claims or interests in such Controlled Collateral or terminate any related agreements providing access to or control over the assets of Parent or any Guarantor. The Subordinated Creditor will indemnify, defend and hold harmless (to the fullest extent permitted by law) the Senior Creditor for any claims, suites, actions, investigations, proceedings, damages and reasonable costs or expenses, in each including without limitation reasonable attorneys fees, incurred by Senior Creditor pursuant to this Section 2.6(b).

         D. The last sentence of Section 3.2 of the Subordination Agreement is hereby amended by amending and restating such sentence in its entirety as follows:

                           Subordinated Creditor will, or will cause Parent to, notify Senior Creditor of additional advances pursuant to the Subordinated Debt Documents as required pursuant to the Senior Loan Agreement (provided however prior notice shall not be required in the event an advance of Subordinated Debt is made to pay interest then due and payable in respect of the Subordinated Debt as permitted pursuant to Section 2.3(d) above), and Subordinated Creditor covenants and agrees to limit the principal amount of the Subordinated Debt to not more than $12,000,000 plus the amount of any accrued but unpaid interest that is added to the principal balance outstanding under the Subordinated Note in accordance with the terms thereof (but any increase above such amount shall continue to be subordinated under the terms hereof.)

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         E. The first sentence of Section 15 of the Subordination Agreement is hereby amended by amending and restating such sentence in its entirety as follows:

                           This Agreement shall remain in full force and effect until the indefeasible payment in full in cash of the Senior Debt and the termination of all lending commitments under the Senior Debt Documents after which this Agreement shall terminate without further action on the part of the parties hereto; provided however, the obligations of the Senior Creditor and the liability of the Subordinated Creditor under Section 2.6(b) shall survive the termination of this Agreement.

         SECTION 3. REFERENCES TO SUBORDINATION AGREEMENT. All references to the Subordination Agreement therein or in any of the Senior Loan Documents or Subordinated Loan Documents shall be deemed a reference to the Subordination Agreement as amended by this First Amendment. Except as expressly provided in this First Amendment, the execution and delivery of this First Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Subordination Agreement or any of the Senior Loan Documents or Subordinated Loan Documents executed in connection therewith. To the extent not inconsistent herewith, the Subordination Agreement and all of the Senior Loan Documents and Subordinated Loan Documents executed by Senior Creditor, Subordinated Creditor, Parent, and Guarantors in connection therewith shall remain in full force and effect and are hereby ratified and confirmed by the parties thereto.

         SECTION 4. EFFECTIVE DATE. This First Amendment shall become effective as of its date and shall bind all parties only upon the execution and delivery to the Senior Creditor and Subordinated Creditor by the Senior Creditor, Subordinated Creditor, Parent and Guarantors, as applicable.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF PARENT AND GUARANTORS. Each of the Parent and Guarantors hereby represents and warrants to the Senior Creditor and the Subordinated Creditor as follows:

                  A. Such party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this First Amendment in accordance with its terms. This First Amendment has been duly executed and delivered by such party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

                  B. The execution, delivery and performance of this First Amendment in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any governmental approval or violate any applicable law relating to such party;

                  (ii) conflict with, result in a breach of or constitute a default under the organizational documents of such party, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any governmental approval relating to it; or

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

                  (iii) result in or require the creation or imposition of any lien (except as permitted by the Senior Loan Documents and Subordinated Loan Documents) upon or with respect to any property now owned or hereafter acquired by such party.

                  C. That, after giving affect to the amendments set forth in this First Amendment, the representations and warranties of such party set forth in the Subordination Agreement, the Senior Loan Documents, and the Subordinated Loan Documents and in any other document, instrument or agreement executed or delivered in connection therewith are true and correct as of the date hereof as if made on the date hereof.

         D. No Event of Default under the Senior Loan Documents or Subordinated Loan Documents, other than as specifically waived herein, has occurred and is continuing as of this date.

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF SENIOR AND SUBORDINATED CREDITORS. Each of the Senior Creditor and the Subordinated Creditor hereby represents and warrants to the other as follows:

                  A. Such party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this First Amendment in accordance with its terms. This First Amendment has been duly executed and delivered by such party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

                  B. The execution, delivery and performance of this First Amendment in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any governmental approval or violate any applicable law relating to such party; or

                  (ii) conflict with, result in a breach of or constitute a default under the organizational documents of such party, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any governmental approval relating to it.

                  C. That, after giving affect to the amendments set forth in this First Amendment, the representations and warranties of such party set forth in the Subordination Agreement are true and correct as of the date hereof as if made on the date hereof.

         SECTION 7. NO NOVATION. It is the intention of the parties hereto that this First Amendment shall not constitute a novation of the Subordination Agreement and shall in no way adversely affect or impair the validity of the Senior Loan Documents or the Subordinated Loan Documents, it being the intention of the parties hereto merely to amend the Subordination Agreement as expressly set forth herein.

         SECTION 8. WRITTEN CONSENT OF SENIOR CREDITOR. Senior Creditor hereby gives its prior written consent to the amendments, modifications, and supplements to the Subordinated Debt Documents set forth in that certain Amended and Restated Subordinated Secured

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Promissory Note described in Section 2(A) above and the Global Amendment to certain Subordinated Debt Documents, dated as of the date hereof.

         SECTION 9. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 10. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.

         SECTION 11. THIS FIRST AMENDMENT. This First Amendment is executed pursuant to the Subordination Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Subordination Agreement.


                            [SIGNATURE PAGES FOLLOW]























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         IN WITNESS WHEREOF, the undersigned Subordinated Lender has executed this First Amendment as of the date first above written.

                                   SUBORDINATED LENDER:

                                       RONHOW, LLC, a Georgia limited
                                       liability company

                                   By: Ronus, Inc., a Georgia corporation,
                                       Managing Member

                                       By: /s/ Robert L. Anderson
                                           -------------------------------
                                       Name: Robert L. Anderson
                                             -----------------------------
                                       Title: President
                                              ----------------------------


















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         IN WITNESS WHEREOF, the undersigned Senior Creditor has executed this
First Amendment as of the date first above written.

                                       SENIOR CREDITOR:

                                       WELLS FARGO RETAIL FINANCE II, LLC, a
                                       Delaware limited liability company

                                       By: /s/ Lynn S. Whitmore
                                           -------------------------------
                                       Name: Lynn S. Whitmore
                                             -----------------------------
                                       Title: Senior Vice President
                                              ----------------------------

IN WITNESS WHEREOF, the undersigned Parent and Guarantors have executed this First Amendment as of the date first above written.

                                            PARENT:

                                            HAROLD'S STORES, INC.

                                            By: /s/ Ron Staffieri
                                                ------------------------------
                                            Name: Ron Staffieri
                                                  ----------------------------
                                            Title: CEO
                                                   ---------------------------

                                            GUARANTORS:

                                            HAROLD'S FINANCIAL CORPORATION

                                            By: /s/ Ron Staffieri
                                                ------------------------------
                                            Name: Ron Staffieri
                                                  ----------------------------
                                            Title: CEO
                                                   ---------------------------

                                            HAROLD'S DIRECT, INC.

                                            By: /s/ Ron Staffieri
                                                ------------------------------
                                            Name: Ron Staffieri
                                                  ----------------------------
                                            Title: CEO
                                                   ---------------------------

                                            HAROLD'S STORES OF TEXAS, L.P.

                                            By: HSTX, Inc., General Partner

                                            By: /s/ Ron Staffieri
                                                ------------------------------
                                            Name: Ron Staffieri
                                                  ----------------------------
                                            Title: CEO
                                                   ---------------------------

                                            HAROLD'S OF JACKSON, INC.

                                            By: /s/ Ron Staffieri
                                                ------------------------------
                                            Name: Ron Staffieri
                                                  ----------------------------
                                            Title: CEO
                                                   ---------------------------

                                            THE CORNER PROPERTIES, INC.

                                            By: /s/ Ron Staffieri
                                                ------------------------------
                                            Name: Ron Staffieri
                                                  ----------------------------
                                            Title: CEO
                                                   ---------------------------

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                                            HAROLD'S DBO, INC.

                                            By: /s/ Ron Staffieri
                                                ------------------------------
                                            Name: Ron Staffieri
                                                  ----------------------------
                                            Title: CEO
                                                   ---------------------------

                                            HAROLD'S LIMITED PARTNERS, INC.

                                            By: /s/ Ron Staffieri
                                                ------------------------------
                                            Name: Ron Staffieri
                                                  ----------------------------
                                            Title: CEO
                                                   ---------------------------

                                            HSTX, INC.

                                            By: /s/ Ron Staffieri
                                                ------------------------------
                                            Name: Ron Staffieri
                                                  ----------------------------
                                            Title: CEO
                                                   ---------------------------